ALPINE SUMMIT ENERGY PARTNERS, INC.
2021 STOCK AND INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Pursuant to the Alpine Summit Energy Partners, Inc. 2021 Stock and Incentive Plan (the "Plan"), the Optionee listed below has been granted an option (the "Option") to purchase all of part of the number of shares of Subordinate Voting Shares or Multiple Voting Shares (the "Shares") of Alpine Summit Energy Partners, Inc. (the "Company") specified below at the Exercise Price specified below, subject to the terms and conditions set forth herein and in the Plan.

Section 1 STOCK OPTION GRANT:

Name of Optionee:  ________________________________________________

Type of Share (Select one): ☒ Subordinate Voting Share
 ☐ Multiple Voting Share

Total Number of Options Granted:

Type of Option (Select one): ☐ Incentive Stock Option (only Optionees can receive ISOs)
 ☒ Non-Qualified Stock Option

Exercise Price Per Share: $______USD

Date of Grant:

Vesting Conditions and Vesting Date: Provided the Optionee remains in continuous service with the Company or an Affiliate from the Date of Grant though the applicable Vesting Date below, the Options awarded hereunder shall become vested on the dates set forth below:

Vesting Date	Number of Options that Vest on Designated Vesting Date

Expiration Date: 10 years from the Date of Grant (5 years from Date of Grant for ISOs awarded to 10% owners as described in the Plan).

US$100,000 Limitation.  Even if this Option is designated above as an Incentive Stock Options ("ISO"), it shall be deemed to be a non-qualified stock option to the extent (and only to the extent) required by the US$100,000 annual limitation under Section 422(d) of the Code.

The Plan and Defined Terms.  This Option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are hereby incorporated by reference into this agreement (this "Agreement").  Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Plan.

SECTION 2 RIGHT TO EXERCISE.

Except as set forth below and subject to any other conditions of the Plan and this Agreement, the vested portion of this Option (or a part of the vested portion of this Option) may be exercised prior its Expiration Date as set forth in Section 1.

SECTION 3 NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.  An ISO may be exercised during the Optionee's lifetime only by the Optionee, and may not be transferred, assigned or pledged except by will or by the laws of descent and distribution.

SECTION 4 EXERCISE PROCEDURES.

(a) Notice of Exercise.  The Optionee or the Optionee's representative may exercise this Option by delivering an Exercise Notice to the Company, such Exercise Notice to be in a form acceptable to the Company.  The Exercise Notice shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment of the Exercise Price.  The Exercise Notice shall be signed by the person exercising this Option.  In the event that this Option is being exercised by the representative of the Optionee, the Exercise Notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this Option.  The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the Exercise Notice, payment in a form permitted under Sections 5 and 4(c) of this Agreement of the full amount of the Exercise Price and the amount of any required Withholding Obligations.

(b) Issuance of Shares.  After receiving a proper Exercise Notice, together with payment of the Exercise Price and the amount of the Withholding Obligations, the Company shall cause to be issued Shares (either in certificate or book entry form, as determined by the Company) as to which this Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

(c) Withholding Taxes.  In the event that the Company (or a subsidiary of the Company, if applicable) determines that it is required to withhold any tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable the Company, or a subsidiary, if applicable, to satisfy all federal, state, local or foreign payroll, income, or other taxes required to be withheld in connection with this Agreement (the "Withholding Obligations").  In such circumstances, the Committee may require that the Optionee pay to the Company, or the subsidiary, the amount of the Withholding Obligations. Alternatively, and subject to any requirements or limitations under applicable law, the Company or any subsidiary may (a) withhold such amount from any remuneration or other amount payable by the Company or any subsidiary to the Optionee, (b) to the extent permitted by applicable Exchange rules, require the sale, on behalf of the Optionee, of a number of Shares issued upon exercise, of the Option and the remittance to the Company of the net proceeds from such sale sufficient to satisfy the Withholding Obligations, or (c) enter into any other suitable arrangements for the receipt of such amount.  The Optionee hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by withholding from the wages and other cash compensation payable to the Optionee.

SECTION 5 PAYMENT FOR SHARES.

The Exercise Price must be fully paid by certified cheque, wire transfer, bank draft or money order payable to the Company or by such other means as might be specified from time to time by the Committee, which may include, at the sole discretion of the Company and to the extent permitted by applicable Exchange rules, (i) through an arrangement with a broker approved by the Company (or through an arrangement directly with the Company) whereby payment of the Exercise Price is accomplished with the proceeds of the sale of Shares deliverable upon the exercise of the Option, (ii) except with respect to ISOs, through the cashless exercise process set out in Section 6(a)(iii)(B) of the Plan, or (iii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Securities Laws, or any combination of the foregoing methods of payment.  No Shares will be issued or transferred until full payment therefor has been received by the Company, or arrangements for such payment have been made to the satisfaction of the Committee.

SECTION 6 TERM AND EXPIRATION.

(a) Basic Term.  This Option shall in any event expire on the Expiration Date set forth in Section 1 of this Agreement, which date shall not exceed ten years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in Section 1 hereof and the Optionee is a 10% owner as defined in Section 422(b)(6) of the Code).

(b) Termination of Employment.  Upon the Optionee's Termination of Employment (as defined below), any remaining unvested portion of the Option shall cease vesting immediately, and shall be irrevocably forfeited on the 30th day following the Optionee's Termination of Employment, unless vesting is accelerated as provided below.  At any time within a period of 90 days after a Termination of Employment other than for death or "Disability" (as defined in Section 22(e) of the Code), the Optionee may exercise the vested portion of the Option (unless terminated earlier by expiration of the Option term under Section 1).  If the Option is an ISO, it must be exercised within three months following Termination of Employment in order to retain its status as an ISO.

(c) Retirement or Involuntary Termination Without Cause.  In the event the Optionee incurs an involuntary Termination of Employment by the Company without Cause, or a voluntary Termination of Employment by reason of the Optionee's Retirement, the Committee reserves the right, exercisable by the Committee prior to or within 30 days following the date of the Optionee's Termination of Employment, to cause vesting of the remaining unvested Option to be accelerated, in whole or in part, as of the date of such Termination of Employment.

(d) Disability or Death.  In the event the Optionee incurs a Termination of Employment by reason of the Optionee's Disability or death, any remaining unvested portion of the Option shall vest as of the date of such Disability or death.  At any time within a period of one year after the Optionee's date of termination for Disability or death, as applicable, the Optionee or the personal representatives or administrators of the Optionee's estate, as applicable, may exercise the Option (unless terminated earlier by expiration of the Option term under Section 1).

(e) Effect of Failure to Exercise.  If any portion of a vested Option remains unexercised within the time permitted as described above, the Option shall be immediately forfeited and cancelled for no consideration upon the termination of such period.

(f) Definition of Termination of Employment.  For purposes of this Agreement, "Termination of Employment" shall mean the Optionee's termination of employment or service with the Company and all Affiliates.  For avoidance of doubt, if the Optionee is employed by an Affiliate that is sold or otherwise ceases to be an Affiliate of the Company, the Optionee shall incur a Termination of Employment.  For any purpose under this Agreement, employment or service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(g) Definition of Cause.  "Cause" for the purposes of determining whether the Participant incurs a Termination of Employment with Cause shall be determined by reference to the Participant's employment agreement or any other agreement that governs the terms pursuant to which the Participant provides services to the Company and the context of the Participant's Termination of Employment. For avoidance of doubt, if the Participant's services to the Company are terminated for cause under the terms of any governing agreement or at common law, the Participant shall incur a Termination of Employment with Cause for the purpose of this Agreement.

SECTION 7  ADJUSTMENT OF SHARES.

In the event of any event described in Section 4(c) of the Plan, the terms of this Option (including, without limitation, the number and kind of Shares subject to this Option and the Exercise Price) shall be adjusted as set forth in Section 4(c) of the Plan.  In the event that the Company is a party to any corporate transaction, this Option shall be subject to amendment as provided in Section 7(b) of the Plan.

SECTION 8 U.S. SECURITIES RESTRICTIONS.

The Options and the Shares may not be granted or issued except pursuant to registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and the securities laws of all applicable states or available exemptions therefrom.  If the Options and Shares have not been registered under the U.S. Securities Act and if the Optionee is a U.S. person, or was present in the United States at the time the Optionee was offered the Options or at the time the Optionee signed this Option Agreement, the U.S. Option Holder Supplement annexed to this Option Agreement as Schedule "A" will be deemed to be incorporated by reference into and form a part of any applicable notice of exercise of the vested Options and the Optionee acknowledges and agrees that the certificate representing the Shares will bear, in accordance with the terms of the U.S. Option Holder Supplement, a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from such registration is available.  "U.S. person" and "United States" are as defined in Regulation S under the U.S. Securities Act.

SECTION 9 MISCELLANEOUS PROVISIONS.

(a) Rights as a Shareholder.  Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this Option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a Notice of Exercise and paying the Exercise Price pursuant to Sections 4 and 5 of this Agreement.

(b) Compliance Matters.  The Company may require from the Optionee such investment representation, undertaking or agreement, if any, as the Company may consider necessary in order to comply with applicable laws and policies of any applicable Exchange. The Optionee understands and acknowledges that Shares to be issued upon exercise of this Option may be issued subject to any restrictive legend or other transfer restrictions as may be required by applicable securities laws and stock exchange requirements.

(c) No Retention Rights.  Nothing in this Option or in the Plan shall confer upon the Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without Cause.

(d) Incorporation of Policies.  This Option and all compensation awarded under this Agreement shall be subject to the terms of any clawback, noncompetition, confidentiality or nondisclosure policies or agreements as may be in place between the Optionee and the Company or any subsidiary from time to time.

(e) Notice.  Any notice required by the terms of this Agreement shall be given in writing and notice to the Company shall be deemed effective upon receipt by the Company (i) upon personal delivery, (ii) through registered or certified mail with postage and fees prepaid; or (iii) through electronic notification using a form and process approved by the Company.  If mailed or delivered, notice to the Company shall be addressed to the Company at its principal executive office and notice to the Optionee shall be addressed to the address that he or she most recently provided to the Company.

(f) Entire Agreement.  This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(g) Governing Law; Venue.  The laws of the Province of British Columbia shall govern all matters arising out of or relating to this Agreement including, without limitation, its validity, interpretation, construction and performance but without giving effect to the conflict of laws principles that may require the application of the laws of another jurisdiction.  Any party bringing a legal action or proceeding against any other party arising out of or relating to this Agreement may bring the legal action or proceeding in any court of the Province of British Columbia. Each party waives, to the fullest extent permitted by law (i) any objection it may now or later have to the laying of venue of any legal action or proceeding arising out of or relating to this Agreement brought in a court described in the preceding sentence and (ii) any claim that any legal action or proceeding brought in any such court has been brought in an inconvenient forum.

(h) Acknowledgment.  The Option shall not be effective until the Optionee dates and signs the form of acknowledgment below and returns a signed copy or otherwise signs pursuant to any method of electronic acceptance approved by the Company or made available to the Optionee through the platform of any third-party administrator or record-keeper retained by the Company to administer Awards granted under the Plan.  By your signature and the signature of the Company's representative, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Alpine Summit Energy Partners, Inc. 2021 Stock and Incentive Plan and this Agreement.

OPTIONEE:	ALPINE SUMMIT ENERGY PARTNERS, INC.

__________________________________________________	By: ______________________________________________

__________________________________________________	Title: _____________________________________________
Print Name

SCHEDULE "A"

U.S. OPTION HOLDER SUPPLEMENT

If the Optionee is a U.S. person, or was present in the United States at the time the Optionee was offered the Options or at the time the Optionee executed and delivered the Option Agreement (the "U.S. Option Holder"), the U.S. Option Holder acknowledges and agrees that:

1. The Options and any Shares that may be issued by the Company in respect of vested Options pursuant to the Plan have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and the issuance hereby is being made pursuant to an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under applicable state securities laws.  Accordingly, the Options are, and, upon issuance, the Shares will be, "restricted securities" as such term is defined in Rule 144 under the U.S. Securities Act, and, therefore may not be offered, sold, pledged or otherwise transferred by the U.S. Option Holder without registration under the U.S. Securities Act and applicable state securities laws or in compliance with an available exemption therefrom. The U.S. Option Holder understands that the certificate(s) representing the Options and any Shares issued in respect of vested Options pursuant to the Plan will contain a legend in respect of such restrictions as set out in Section 5 below.

2. The U.S. Option Holder qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act.

3. The U.S. Option Holder acknowledges that he/she did not acquire the Options and is not acquiring the Shares as a result of "general solicitation" or "general advertising" (as such terms are used in Regulation D under the U.S. Securities Act), including without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or on the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4. The U.S. Option Holder is purchasing the Shares for his/her own account and not with a view to resale or distribution and, in particular, the U.S. Option Holder has no intention to distribute either directly or indirectly the securities in the United States.

5. The certificate(s) representing the Shares, if any, that are issued by the Company and all certificate(s) issued in exchange therefor or in substitution thereof, will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ALPINE SUMMIT ENERGY PARTNERS, INC. (THE "COMPANY") (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, INCLUDING RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D), THE COMPANY WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act ("Regulation S"), the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Company, substantially in the form attached as Exhibit I hereto (or in such other form as the Company or its transfer agent may prescribe from time to time) and, if requested by the Company or the transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Company, the legend may be removed by delivery to the Company and its registrar and transfer agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

6. The U.S. Option Holder consents to the Company making a notation on its records or giving instructions to any transfer agent for the Shares in order to implement the restrictions on transfer set out herein.

7. The U.S. Option Holder acknowledges that the acceptance and exercise of the Options granted pursuant to the Plan and the issuance and sale of the Shares in respect of vested Options pursuant to the Plan may have consequences to the U.S. Option Holder under federal, state and provincial tax and securities laws which may vary depending on the U.S. Option Holder's circumstances.  Accordingly, the U.S. Option Holder further acknowledges that he/she has been advised to consult its personal legal and tax advisors in connection with the Plan and any dealings with respect to the Options or the Shares.

EXHIBIT I TO SCHEDULE "A"

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

TO: Alpine Summit Energy Partners, Inc. (the "Company")

AND TO:  Transfer Agent of the Company

The undersigned acknowledges that the undersigned's sale of the Shares of the Company represented by certificate or account number _____________ to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and certifies that (a) the undersigned is either not an affiliate of the Company as that term is defined in Rule 405 of the U.S. Securities Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such Shares was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned's behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a "designated offshore securities market" (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned's behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such common shares, (d) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Shares are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the Shares sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.  Terms used herein have the meanings given to them by Regulation S.

Dated:
Name of Seller (Print)

Signature of Seller

Affirmation By Seller's Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to our sale, for such Seller's account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a "designated offshore securities market", (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker's commission that would be received by a person executing such transaction as agent.  Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

_____________________
Name of Firm

By: ___________

      Authorized officer

Date: _______________________________

SCHEDULE "B"

OPTION EXERCISE FORM

TO: Alpine Summit Energy Partners, Inc. (the "Company")

Attention: Chief Financial Officer

The undersigned hereby exercises the right to purchase and subscribe for the Option at the purchase price of (U.S.) $[●] per Share, payment for which is submitted with this Option Exercise Form.

TOTAL EXERCISE PRICE:

The undersigned hereby directs that the Shares hereby acquired by this Option Exercise Form be issued and delivered as follows:

NAME IN FULL:
ADDRESS IN FULL:

NUMBER OF SHARES:
DATED:

(Signature of Participant)

In connection with such exercise, if the Shares are not registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and under the securities laws of all applicable states of the United States, and the undersigned is notified of such fact, the undersigned shall be required to represent, warrant and covenant to the Company (and acknowledge that the Company is relying thereon) that (check one):

____ 1. The undersigned is not a U.S. person (the definition of which includes, but is not limited to, a person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, and a trust or estate of which any trustee, executor or administrator is a U.S. person), the undersigned was not offered the Shares in the United States and the options are not being exercised within the United States or for the account or benefit of a U.S. person.  The terms "United States" and "U.S. person" are as defined by Rule 902 of Regulation S under the U.S. Securities Act; or

____ 2. The undersigned has either (i) delivered to the Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance reasonably satisfactory to the Company) to the effect that the issuance of the Shares is exempt from the registration and qualification requirements of the U.S. Securities Act and applicable state securities laws or (ii) completed, executed and delivered the U.S. Person Certification in the form attached as Exhibit I hereto.

EXHBIT I TO SCHEDULE "B"

FORM OF U.S. PERSON CERTIFICATION

TO: Alpine Summit Energy Partners, Inc. (the "Company")

Attention: Chief Financial Officer

The undersigned U.S. Option Holder is delivering this letter in connection with the exercise of his/her option to purchase and subscribe for the Shares pursuant to the Option Exercise Form attached as Schedule "B" to Alpine Summit Energy Partners, Inc. 2021 Stock and Incentive Plan (the "Plan").  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Plan.

The undersigned U.S. Option Holder represents, warrants and covenants on his or her own behalf to and with the Company, and acknowledges that the Company and its counsel are relying thereon that:

1. The U.S. Option Holder understands and acknowledges that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and that the issuance of the Shares as a result of the exercise of the Options to the U.S. Option Holder is being made pursuant to an available exemption from the registration requirements of the U.S. Securities Act.

2. The U.S. Option Holder qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act.

3. The U.S. Option Holder acknowledges that he/she did not acquire the Options and is not acquiring the Shares as a result of "general solicitation" or "general advertising" (as such terms are used in Regulation D under the U.S. Securities Act), including without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or on the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4. The U.S. Option Holder is purchasing the Shares for his/her own account and not with a view to resale or distribution and, in particular, the U.S. Option Holder has no intention to distribute either directly or indirectly the securities in the United States.

5. The U.S. Option Holder understands and acknowledges that the Shares issued upon exercise of the Options are "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and that, if in the future it decides to offer, resell, pledge or otherwise transfer any such securities they may not be offered, sold, pledged or otherwise transferred unless pursuant to a registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom.

6. Upon exercise of the Options, the certificate(s) representing the Shares acquired pursuant to such exercise, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ALPINE SUMMIT ENERGY PARTNERS, INC. (THE "COMPANY") (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, INCLUDING RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D), THE COMPANY WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

7. The U.S. Option Holder consents to the Company making a notation on its records or giving instructions to any transfer agent for the Shares in order to implement the restrictions on transfer set out herein.

8. The U.S. Option Holder acknowledges that the acceptance and exercise of the Options granted pursuant to the Plan and the issuance and sale of the Shares issued pursuant to the exercise of the Options may have consequences to the U.S. Option Holder under federal, state and provincial tax and securities laws which may vary depending on the U.S. Option Holder's circumstances.  Accordingly, the U.S. Option Holder further acknowledges that he/she has been advised to consult its personal legal and tax advisors in connection with the Plan and any dealings with respect to the Options or the Shares.

The undersigned U.S. Option Holder acknowledges that you will rely upon our confirmations, acknowledgements and agreements set forth herein.

DATED: _____________________________________________

(Signature of U.S. Option Holder)